TAXATION - Aggregate Amount and Per Share Effect of the Preferential Tax Rate (Details) - CNY (¥) ¥ / shares in Units, ¥ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
TAXATION
Aggregate effect	¥ 81,300	¥ 75,864	¥ 69,818
Basic net income per share effect (in CNY per share)	¥ 1.40	¥ 1.31	¥ 1.19
Diluted net income per share effect (in CNY per share)	¥ 1.39	¥ 1.21	¥ 1.17